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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 26, 1999


                                   SENETEK PLC
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                 UNITED KINGDOM
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     0-14691                                            77-0039728
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Commission File No.                       I.R.S. Employer Identification Number


23 PALACE STREET, LONDON, ENGLAND                    SW1E 5HW
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Address of Principal Executive Offices               Zip Code


                               011-44-171-828-4800
                   ------------------------------------------
               Registrant's telephone number, including area code

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On January 26, 1999, the Registrant ("Senetek") received a letter from Deloitte & Touche, dated January 26, 1999, advising Senetek of the resignation of Deloitte & Touche as Senetek's auditors. Deloitte and Touche had not previously rendered a report on Senetek's financial statements.

        There has been no disagreement with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report on the financial statements of Senetek.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        16.1 Letter from Deloitte & Touche to the Securities and Exchange Commission dated 26 January 1999


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 1, 1999

                                             SENETEK PLC


                                             By:  /s/ Stewart Slade
                                                  ------------------------------
                                                  Stewart Slade
                                                  Chief Financial Officer